Prime Investor Variable Annuity

A Flexible Premium Deferred Variable Annuity

Issued by

Transamerica Life Insurance Company

Separate Account VA-1

Supplement Dated September 14, 2012

To

Prospectus Dated May 1, 1991

The following hereby replaces the corresponding paragraphs in Additions, Deletions or Substitutions of Investments:

New Sub-accounts may be established when, in the sole discretion of Transamerica Life, marketing, tax, investment or other conditions so warrant. Any new Sub-accounts may be made available to existing Owners on a basis to be determined by Transamerica Life. Each additional Sub-account will purchase shares in a Fund of the Series or in another mutual fund portfolio or investment vehicle. Transamerica Life may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax, investment or other conditions so warrant.

Any subsequent Premium Payment transactions into a closed Sub-account will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided.